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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 21, 2003


                                GSI LUMONICS INC.
             (Exact name of registrant as specified in its charter)


                              New Brunswick, Canada
                   ------------------ ----------------------
                 (State or other jurisdiction of incorporation)


        333-71449                                        98-0110412
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(Commission File Number)                    (I.R.S. Employer Identification No.)


                 39 Manning Road, Billerica, Massachusetts 01821
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          (Address of principal executive offices, including zip code)


                                 (978) 439-5511
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              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

      On April 21, 2003 GSI Lumonics Inc. (the Company) issued a press release announcing that it will acquire the principal assets of Spectron Laser Systems, a subsidiary of Lumenis, Ltd., for a purchase price of $6.3 million in cash.

      A copy of the press release is attached to this report as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements of Businesses Acquired.

            Not required.

      (b)   Pro Forma Financial Information.

            Not required.

      (c)   Exhibits.

            99.1   Press Release issued April 21, 2003.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GSI LUMONICS INC.
                                    (Registrant)


Date:  April 21, 2003               By:      /s/  Charles D. Winston
                                        ----------------------------------------
                                           Charles D. Winston,
                                           President and Chief Executive Officer
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                                  EXHIBIT INDEX

Exhibit No.        Description
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
   99.1            Press Release issued April 21, 2003.
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